UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 15, 2007

(Date of Earliest Event Reported)

Cost Plus, Inc.

(Exact name of Registrant as specified in its charter)

California	0-14970	94-1067973
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 4th Street

Oakland, California 94607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (510) 893-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) Effective on November 15, 2007, the Board of Directors of the Registrant amended the following Articles and Sections of the Registrant’s Bylaws: 2.6; 2.8; 3.1; 3.2 (new); 3.4; 5.1; 6.1 (new); 6.2; 7.1; 8.1; 9.1; 10.1; 11.1; 12.1; 12.2; 12.3; 13.3; 13.5; 13.6; 13.7; 13,8; 13.14; 13.15; 13.17; 13.18; 14.4; 14.7; 14.8; 14.9; 15.4; 15.5; and 15.8. The preceding section references are to the sections in the Amended and Restated Bylaws filed as Exhibit 3.3 to this Report on Form 8-K. Many section numbers changed due to the insertion of a new Article VI.

The principal purpose of the amendments was to modernize the Bylaws to be consistent with various provisions of California law which have changed since the adoption of the Bylaws. The following is a summary of the principal changes:

1. California law now allows for considerable streamlining of corporate meeting procedures and related notice requirements through the use of telephone, email, fax, and other electronic means. The amended bylaws reflect many of these changes, including the following:

•	Notice of annual or special meetings of the shareholders may be given by electronic transmission delivered in accordance with the California General Corporation Law (Section 13.5).

•	Faxes, copies or other reproductions of proxies may be substituted for originals (Section 13.14).

•

Board consent via electronic transmission (Section 14.8), board resignation by electronic transmission (Section 2.6), presence at a meeting by electronic transmission (Section 14.9), and waiver of notice by electronic transmission (Section 14.7) are all specifically authorized.

•	The annual report may be sent to be sent to the shareholders by electronic transmission delivered in accordance with the California General Corporation Law (Section 15.8).

2. Recently, the Securities and Exchange Commission approved amendments to NASDAQ Rule 4350(l), which requires securities listed on The Nasdaq Stock Market to be eligible for a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended. The rule change requires that the listed securities be eligible for such a program. Accordingly, Section 15.4 of the Bylaws clarifies that the Registrant, subject to the requirements of applicable California law, is permitted to issue securities that are not represented by certificates.

3. The amendments add the position of Chief Executive Officer to the Registrant’s list of officers, making provision for the possibility that the offices of the Chief Executive Officer and the President are not occupied by the same person (Articles V and VI).

4. Sections 13.17 and 13.18 require, in connection with the annual meeting, advance notice of shareholder nominations of directors and shareholder proposals for business to be conducted at meeting. In providing this advance notice, the bylaws require the provision of certain specific information concerning the nominee or the proposed business. The amended bylaws add this information requirement for nominations and proposals made in connection with a special meeting of shareholders.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.3	Amended and Restated Bylaws of the Registrant as of November 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COST PLUS, INC.

By:	/s/ Jane L. Baughman
Jane L. Baughman,
Executive Vice President and Chief Financial Officer

Dated: November 21, 2007

EXHIBIT INDEX

Exhibit Number	Description

3.3	Amended and Restated Bylaws of the Registrant as of November 15, 2007